Fees Summary	Mar. 26, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 5,502,479.66
Previously Paid Amount	0.00
Total Fee Amount	759.89
Total Offset Amount	0.00
Net Fee	$ 759.89